©2024 DISCOVER FINANCIAL SERVICES Exhibit 99.3 2023 & 4Q23 Financial Results January 17, 2024

The following slides are part of a presentation by Discover Financial Services (the "Company") in connection with reporting quarterly financial results and are intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete. For additional financial, statistical, and business related information, as well as information regarding business and segment trends, see the earnings release and financial supplement included as exhibits to the Company’s Current Report on Form 8-K filed today and available on the Company’s website (www.discover.com) and the SEC’s website (www.sec.gov). The presentation contains forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s estimates, projections, expectations or beliefs at that time, and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of certain risks and uncertainties that may affect the future results of the Company, please see "Special Note Regarding Forward-Looking Statements," "Risk Factors," "Business – Competition," "Business – Supervision and Regulation" and "Management’s Discussion and Analysis of Financial Condition and Results of Operations" in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, "Risk Factors" and “Management's Discussion & Analysis of Financial Condition and Results of Operations” in the company's Quarterly Report on Form 10-Q for the quarters ended September 30, 2023, June 30, 2023 and March 31, 2023, which are filed with the SEC and available at the SEC's website (www.sec.gov) and subsequent reports on Forms 8-K and 10-Q, including the Company's Current Report on Form 8-K filed today with the SEC. The Company does not undertake to update or revise forward-looking statements as more information becomes available. Notice 2

2023 & 4Q23 Highlights 3 • 2023 net income of $2.9Bn; diluted EPS of $11.26; and return on equity of 21% ◦ 4Q23 net income of $388MM; diluted EPS of $1.54 • Delivered strong 2023 financial results ◦ Card receivables grew 13%; direct-to-consumer deposits grew 19% ◦ Credit seasoning consistent with recent periods of elevated growth ◦ Generated a 38% efficiency ratio while investing in compliance and risk management capabilities • Achieved several important milestones ◦ Exceeded $100Bn in Card receivables ◦ Successfully launched Cashback Debit on a national scale ◦ Announced intent to exit student lending ◦ Maintained our award-winning products and customer service ◦ Appointed our new CEO • Well positioned to continue driving sustainable long-term performance

4Q23 Summary Financial Results

Year-Over-Year Net Income & EPS ($MM, except EPS)[1]



$1,025
$401
$74
$(1,026)
$(280)
$194
$388
4Q22 Net Income
Net Interest Income
Non-Interest Income
Provision for Credit Losses
Operating Expense
Income Tax/ Capital Action
4Q23 Net Income

	4Q22 Net Income	Net Interest Income	Non-Interest Income	Provision for Credit Losses	Operating Expense	Income Tax/ Capital Action	4Q23 Net Income
4Q23		$ 3,468	$ 728	$ 1,909	$ 1,775	$ 124	
4Q22		$ 3,067	$ 654	$ 883	$ 1,495	$ 318	
B/(W)		$ 401	$ 74	$ (1,026)	$ (280)	$ 194	
EPS	$ 3.74	$ 1.12	$ 0.21	$ (2.87)	$ (0.78)	$ 0.12	$ 1.54

Key Points

- Revenue net of interest expense was $4.2Bn, up 13%, due to higher net interest income, loan fee income, and higher debit and credit volumes
- Provision for credit losses increased by $1.0Bn reflecting a $305MM increase in reserve build and a $717MM increase in net charge-offs
- Expenses increased $280MM, or 19%, driven by investments in compliance and risk management, a reserve for customer remediation, and marketing for Cashback Debit

Note(s)

1. The comparative prior quarter ended December 31, 2022 has been restated to reflect immaterial corrections to the financial statements. See Reconciliation of Prior Periods in the Financial Supplement for reconciliation to previously reported results

4

DISCOVER

4Q23 Net Interest Income Drivers


NIM on Loans
11.27%
11.34%
11.06%
10.95%
10.98%
4Q22
1Q23
2Q23
3Q23
4Q23


Loan Growth ($Bn)
$4.3
$8.0
$9.7
$90.1
$4.6
$8.4
$9.9
$89.8
$5.1
$9.1
$9.7
$94.0
$5.8
$9.6
$10.0
$97.4
$6.4
$9.9
$9.9
$102.3
4Q22
1Q23
2Q23
3Q23
4Q23
Card +13% YOY
Organic Student +2% YOY
Personal +23% YOY
Other + 49% YOY

	4Q22	1Q23	2Q23	3Q23	4Q23
Total Loan Yield	13.53%	14.06%	14.17%	14.44%	14.61%


Funding Mix (%), Average Balance
9%
9%
18%
64%
8%
9%
17%
66%
7%
9%
18%
66%
7%
9%
18%
66%
8%
9%
18%
65%
4Q22
1Q23
2Q23
3Q23
4Q23
DTC and Affinity Deposits (1)
Brokered & Other Deposits
Securitized Borrowing
Unsecured Borrowing

	4Q22	1Q23	2Q23	3Q23	4Q23
Net Funding Rate [2]	2.26%	2.72%	3.11%	3.49%	3.63%

Key Points

- NIM on loans was 10.98%, up 3bps QOQ as favorable loan and cash and securities yields were mostly offset by higher funding costs
- Total loan yield was up 17bps QOQ primarily due to lower payment rates, partially offset by higher interest charge-offs
- The net funding rate increased by 14bps QOQ, reflecting higher consumer deposit pricing
- Average consumer deposits were up 4% QOQ and up 21% YOY

Note(s)
1. Includes checking and reflects both interest-bearing and non-interest bearing consumer deposits
2. Net Funding Rate reflects interest expense, net of interest income from other interest-earning assets, as a percentage of average receivables

5

DISCOVER

4Q23 Revenue

Year-Over-Year Revenue ($MM)



$3,721
$401
$13
$(1)
$35
$16
$8
$3
$4,196
4Q22 Rev Net of Int Exp (1)
Net Interest Income
Net Discount/ Interchange
Protection Products
Loan Fee Income
Transaction Processing
Gain/(Loss) on Equity Investments
Other Income
4Q23 Rev Net of Int Exp

($MM)	4Q23	4Q22	Inc / (Dec) $	Inc / (Dec) %
Net Interest Income	3,468	3,067	401	13%
Net Discount/Interchange Revenue	370	357	13	4%
Protection Products Revenue	43	44	(1)	(2%)
Loan Fee Income	217	182	35	19%
Transaction Processing Revenue	82	66	16	24%
Gain/(Loss) on Equity Investment	2	(6)	8	133%
Other Income	14	11	3	27%
Total Non-Interest Income	728	654	74	11%
Revenue Net of Interest Expense	$4,196	$3,721	$475	13%

	4Q23	4Q22	Change QOQ	Change YOY
Discover Card Sales Volume ($MM)	$57,145	$55,663	4 %	3%
Rewards Rate (2)	1.37 %	1.42 %	(5)bps	(5)bps

Key Points

- Net interest income increased due to higher loan receivables partially offset by margin compression
- Net discount and interchange revenue was up 4% from higher sales and lower rewards
- Transaction processing revenue up 24% from higher PULSE volume
- Loan fee income increase reflects higher delinquencies from recent vintages
- The rewards rate was 1.37%, down 5bps YOY driven by lower Cashback Match and change in the 5% category
  - 4Q23 Amazon & Target
  - 4Q22 Amazon & Digital Wallets

Note(s)

1. The comparative prior quarter ended December 31, 2022 has been restated to reflect immaterial corrections to the financial statements. See Reconciliation of Prior Periods in the Financial Supplement for reconciliation to previously reported results
2. Rewards rate represents credit card rewards cost divided by Discover Card sales volume

6

DISCOVER

4Q23 Operating Expense



Year-Over-Year Expense ($MM)
$1,495
$73
$59
$27
$48
$73
$1,775
4Q22 Expense
Employee Comp
Marketing
Info Processing
Professional Fees
All Other
4Q23 Expense

($MM)	4Q23	4Q22	Inc / (Dec) $	Inc / (Dec) %
Employee Compensation and Benefits	$646	$573	73	13%
Marketing and Business Development	372	313	59	19%
Information Processing & Communications	170	143	27	19%
Professional Fees	312	264	48	18%
Premises and Equipment	25	48	(23)	(48%)
Other Expense	250	154	96	62%
Total Operating Expense	$1,775	$1,495	$280	19%
Operating Efficiency[(1)(2)]	**42.3 %**	**40.2 %**		**210 bps**

Key Points

- Employee compensation increased due to higher headcount
- Marketing increased to support our national Cashback Debit campaign
- Professional fees were up driven by continued investment in compliance and risk management initiatives
- Other expense reflects a reserve for customer remediation

Note(s)

1. Defined as reported total operating expense divided by revenue net of interest expense
2. The comparative prior quarter ended December 31, 2022 has been restated to reflect immaterial corrections to the financial statements. See Reconciliation of Prior Periods in the Financial Supplement for reconciliation to previously reported results

7

• Higher credit card net charge-off rate driven by seasoning of recent vintages with higher delinquency trends • Student loan net charge-offs reflect macroeconomic conditions • Personal loan net charge-offs increased from credit normalization 4Q23 Key Credit Metrics 8 Key PointsChange 4Q22 3Q23 4Q23 QOQ YOY Credit Card Loans Ending Loan Balance ($MM) $90,113 $97,389 $102,259 5% 13% Net Principal Charge-off Rate 2.37% 4.03% 4.68% 65 bps 231 bps 30-Day Delinquency Rate 2.53% 3.41% 3.87% 46 bps 134 bps Private Student Loans Ending Loan Balance ($MM) $10,308 $10,448 $10,352 (1)% —% Net Principal Charge-off Rate 1.33% 1.32% 1.52% 20 bps 19 bps 30-Day Delinquency Rate 2.05% 2.62% 2.62% 0 bps 57 bps Personal Loans Ending Loan Balance ($MM) $7,998 $9,559 $9,852 3% 23% Net Principal Charge-off Rate 1.49% 2.63% 3.39% 76 bps 190 bps 30-Day Delinquency Rate 0.80% 1.24% 1.45% 21 bps 65 bps Total Loans Ending Loan Balance ($MM) $112,120 $122,676 $128,409 5% 15% Net Principal Charge-off Rate 2.13% 3.52% 4.11% 59 bps 198 bps 30-Day Delinquency Rate 2.30% 3.06% 3.45% 39 bps 115 bps

9 ($MM) Credit Card Student Loans Personal Loans Other Total Loans Balance at September 30, 2023 $7,070 $866 $653 $76 $8,665 Reserve rate 7.26% 8.29% 6.83% N/A 7.06% Provision for credit losses 1,724 32 152 8 1,916 Net Charge-offs 1,175 40 83 — 1,298 Balance at December 31, 2023 $7,619 $858 $722 $84 $9,283 Reserve rate 7.45% 8.29% 7.33% N/A 7.23% Total Loan Reserve Rate 6.58% 6.83% 6.84% 7.06% 7.23% 4Q22 1Q23 2Q23 3Q23 4Q23 Allowance for Credit Losses

$2.1 $1.8 $0.3 $2.3 $2.4 $1.9 $0.40 $0.44 $0.44 $0.50 $0.60 $0.70 2018 2019 2020 2021 2022 2023 10 Capital Return(3)Capital Position Common Equity Tier 1 (CET1) Capital Ratio (%) Note(s) 1. Capital for years ended 2022 and prior have been restated for comparative purposes and considers the impacts of the immaterial corrections to the financial statements; years 2018-2021 reflect a best estimate 2. Based on the final rule published September 30, 2020. Capital ratios reflect delay in the recognition of the impact of CECL reserves on regulatory capital for two years in accordance with the final rule 3. Quarterly dividend per share figures for 2018 through 2023 represent year-end levels 10.9% 11.0% 12.9% 14.5% 13.1% 11.3% 2018 2019 2020 2021 2022 2023 • The Common Equity Tier 1 ratio of 11.3% declined 30bps sequentially driven by loan growth • Declared quarterly cash dividend of $0.70 per share of common stock Key Points Capital Position & Capital Return Trends Share Repurchases ($Bn) Quarterly Dividend per Share (1) (2)

11 2024 Perspective 2023 Actual 2024 Perspective Loan Growth 15% • Expect loans to be relatively flat Net Interest Margin 11.07% • Expect NIM of 10.5-10.8% depending on rate outlook Operating Expense $6.0Bn • Anticipate total operating expense to be up mid-single digits subject to risk and compliance matters Net Charge-offs 3.42% • Expect full year average net charge-off rate of 4.9-5.3% Capital Management $2.5Bn returned to shareholders • To be updated post CCAR results

Appendix

4Q23 Asset Yield & Liabilities Rate 4Q23 3Q23 4Q22 Interest-Earning Assets ($Bn) Avg Bal Yield Avg Bal Yield Avg Bal Yield Total Loans $125.4 14.61% $120.4 14.44% $108.0 13.53 % Other Interest-Earning Assets 22.5 4.41% 21.4 4.26% 20.0 3.42 % Total Interest-Earning Assets $147.9 13.05% $141.8 12.90% $128.0 11.96% 4Q23 3Q23 4Q22 Interest-Bearing Liabilities ($Bn) Avg Bal Rate Avg Bal Rate Avg Bal Rate Direct to Consumer Deposits (1) (2) $81.3 4.35% $78.3 4.18% $66.9 2.55 % Brokered Deposits and Other 23.3 4.64% 21.3 4.43% 19.2 3.50 % Interest Bearing-Deposits 104.5 4.41% 99.6 4.23% 86.1 2.76 % Borrowings 20.3 4.62% 20.0 4.49% 19.5 3.84 % Total Interest-Bearing Liabilities $124.8 4.45% $119.6 4.27% $105.6 2.96% 13 Note(s) 1. Includes Affinity relationships 2. Excludes checking which is a non-interest bearing deposit product

2.7% 2.7% 2.8% 2.7% 2.8% 2.9% 3.0% 3.2% 3.4% 3.6% 3.8% 3.9% 93 95 99 101 106 110 116 120 131 138 140 134 30+ day DQ rate (%) YoY bps Increase Ja n-23 Feb -23 Mar- 23 Apr-2 3 May -23 Ju n-23 Ju l-2 3 Aug-23 Sep -23 Oct- 23 Nov-2 3 Dec -23 3.2% 3.0% 1.8% 1.8% 3.4% 4.9% 2019 2020 2021 2022 2023 2024 Forecast Credit Drivers 14 • 2022 vintage to reach peak maturation in 2024 • The rate of increase in Card delinquency formation is slowing • Post-pandemic vintages are expected to generate returns at or above targeted thresholds Key Points Card 30+ Delinquency TrendsCard New Accounts (#) Portfolio NCO (Total Company) 2019 2020 2021 2022 2023 2024 Forecast ~1.4x above 2019 levels YoY Growth (8)% +23% +23% (9)% 4.9-5.3%

Credit Performance Trends

Total Company Loans



4.11
3.52
3.22
2.72
2.13
1.46
1.37
1.61
1.80
1.71
3.45
3.06
2.57
2.48
2.30
1.94
1.40
1.55
1.64
1.63
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
NCO rate (%)
30+ day DQ rate (%)

Credit Card Loans



4.68
4.03
3.68
3.10
2.37
1.65
1.50
1.84
2.01
1.92
3.87
3.41
2.86
2.76
2.53
2.11
1.48
1.66
1.77
1.76
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
NCO rate (%)
30+ day DQ rate (%)

Private Student Loans



2.62
2.62
2.13
2.02
2.05
1.94
1.55
1.55
1.62
1.66
0.68
0.80
0.69
1.08
0.91
1.33
1.04
1.25
1.32
1.52
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
NCO rate (%)
30+ day DQ rate (%)

Personal Loans



3.39
2.63
2.28
1.94
1.49
1.11
1.21
1.12
1.21
1.14
0.71
0.69
0.69
0.63
0.69
0.80
0.91
1.00
1.24
1.45
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
NCO rate (%)
30+ day DQ rate (%)

15

YOY YOY YOY YOY 4Q23 Payments Volume ($Bn) Discover Network • Discover Network volume was up slightly reflecting an increase in Discover card sales volume • PULSE volume was up 19% driven by an increase in debit transaction volume • Diners volume was up 14% reflecting strength across most regions • Network Partners was down 16% YOY driven by lower AribaPay volume Key Points $58.1 $51.8 $57.1 $57.2 $58.4 4Q22 1Q23 2Q23 3Q23 4Q23 $66.8 $65.3 $69.0 $72.1 $79.2 4Q22 1Q23 2Q23 3Q23 4Q23 $9.2 $9.2 $9.9 $9.7 $10.5 4Q22 1Q23 2Q23 3Q23 4Q23 $10.4 $10.6 $10.4 $9.9 $8.7 4Q22 1Q23 2Q23 3Q23 4Q23 Diners (1) PULSE Network Partners 0% 19% 14% (16%) Note(s) 1. Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment Total Network Volume up 8% YOY 16